                            [PERFORMANCE FUNDS LOGO]

                             PERFORMANCE FUNDS TRUST

                            A FAMILY OF MUTUAL FUNDS

                       THE U.S. TREASURY MONEY MARKET FUND

                               INSTITUTIONAL CLASS

                                   PROSPECTUS


                                 August 13, 2007


                                   QUESTIONS?
                               Call 1-800-PERFORM
                       or Your Investment Representative.

                                MUTUAL FUNDS ARE:

        NOT FDIC INSURED
MAY LOSE VALUE  NO BANK GUARANTEE

 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE NOTICE OF PRIVACY POLICY AND PRACTICES IS INCLUDED BUT IS NOT CONSIDERED TO
                           BE PART OF THE PROSPECTUS.

                                                               TABLE OF CONTENTS

                                                         RISK/RETURN SUMMARY AND FUND EXPENSES

                                               [ICON]
Carefully review this important                            3  U.S. Treasury Money Market Fund -- Investment Objective,
section, which summarizes the Fund's                          Principal Investment Strategies, Principal Investment
investments, risks, past performance,                         Risks and Performance Information
and fees.                                                  4  Fees and Expenses

                                                         FUND MANAGEMENT

                                               [ICON]
Review this section for Fund                               5  Investment Adviser
Management details on the people and                       5  Portfolio Manager
organizations who oversee the Fund.                        5  Distributor and Administrator

                                                         SHAREHOLDER INFORMATION

                                               [ICON]

Review this section for shareholders                       6  Pricing of Fund Shares
information details on how shares are                      6  Purchasing and Adding to Your Shares
valued, how to purchase, sell or                           8  Selling Your Shares
exchange shares, related fees and                         10  General Policies on Selling Shares
payments of dividends and                                 12  Exchanging Your Shares
distributions.                                            12  Market Timing Policies
                                                          13  Service Organizations
                                                          13  Dividends, Distributions and Taxes
                                                          14  Householding
                                                          14  Disclosure of Portfolio Holdings

                                                         BACK COVER

                                               [ICON]

                                                              Where To Learn More About The Fund

 2
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 [ICON]
          RISK/RETURN SUMMARY AND FUND EXPENSES       U.S. TREASURY MONEY

 MARKET FUND

   THE U.S. TREASURY MONEY MARKET FUND

   INVESTMENT OBJECTIVE. As high a level of current income as is consistent with liquidity and maximum safety of principal.


   PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in short-term U.S. dollar-denominated obligations issued by the U.S. Treasury ("U.S. Treasury Securities"). U.S. Treasury Securities include Bills, Notes, Bonds, and separately traded registered interest and principal securities ("STRIPs"). The Fund will provide notice to shareholders at least 60 days prior to any changes in this 80% policy.


   In managing the Fund, the portfolio manager focuses on generating a high-level of income. The portfolio manager generally evaluates investments based on interest rate sensitivity, selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

   The Fund will maintain an average dollar weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

   PRINCIPAL INVESTMENT RISKS

   Investing in the Fund involves risks common to any investment in securities. By itself, no Fund constitutes a balanced investment program.

   An investment in the Fund is not a bank deposit of Trustmark National Bank or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   The Fund expects to maintain a net asset value of $1.00 per share, but there is no assurance that it will be able to do so on a continuous basis. It is possible to lose money by investing in the Fund.

   There can be no assurance that the investment objective of the Fund will be achieved.

   SELECTION RISK. Like all investment funds, the Fund is subject to the chance that poor security selection will cause the Fund to underperform other funds with similar objectives.

   INTEREST RATE RISK. Interest rate risk is the chance that the value of the instruments held by the Fund will decline due to rising interest rates. When interest rates rise, the price of most debt instruments goes down. The price of a debt instrument is also affected by its maturity.

   INCOME RISK. Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term debt instruments.

   A full discussion of all permissible investments can be found in the Statement of Additional Information ("SAI").

   PERFORMANCE INFORMATION

   Performance information is not available for the Fund as it had not commenced operations as of the date of this Prospectus.

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES

   FEES AND EXPENSES

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                     FEE TABLE

                                                                   THE U.S. TREASURY MONEY
                                                                         MARKET FUND
    ----------------------------------------------------------------------------------------
    SHAREHOLDER FEES
      (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases (as a % of
      offering price)                                                        None
    ANNUAL FUND OPERATING EXPENSES
      (expense that are deducted from fund assets)
    Management fees(1)                                                       0.30%
    12b-1 fees                                                               None
    Other expenses(2)(3)                                                     0.23%
                                                                             ----
    TOTAL ANNUAL FUND OPERATING EXPENSES(2)                                  0.53%
    Fee Waiver(1)                                                            0.20%
                                                                             ----
    Net Annual Fund Operating Expenses(1)(2)                                 0.33%
                                                                             ====

   (1) The investment adviser to the Fund has agreed to contractually limit management fees to 0.10% until at least September 30, 2008.

   (2) Other expenses for the Fund are estimated for the current fiscal year.

   (3) The Fund may pay fees (included in "Other Expenses") up to a maximum of 0.35% of the Fund's average daily net assets to certain financial organizations ("Service Organizations") that provide certain administrative services to the Fund's shareholders, but will limit such fees to 0.08% of the Fund's net assets held in such accounts involving that Service Organization during the current fiscal year. See "Shareholder Information -- Service Organizations" below for additional information.

   EXAMPLE: THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
   ASSUMES:

     - $10,000 INVESTMENT

     - 5% ANNUAL RETURN

     - REDEMPTION AT THE END OF EACH PERIOD

     - NO CHANGES IN THE FUND'S OPERATING EXPENSES,

     - REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS.

   ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

                                                                  THE U.S. TREASURY
                                                                  MONEY MARKET FUND
    -------------------------------------------------------------------------------
    ONE YEAR AFTER PURCHASE                                             $ 34
    THREE YEARS AFTER PURCHASE                                          $150

 [ICON]

FUND MANAGEMENT

   INVESTMENT ADVISER

   Trustmark Investment Advisors, Inc. ("Trustmark" or the "Adviser"), 1701 Lakeland Drive, Jackson, Mississippi 39216, serves as investment adviser to the Fund. Trustmark is a wholly-owned subsidiary of Trustmark National Bank and is a registered investment adviser. Trustmark manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises and administers the Fund's investments. Trustmark is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion.

   As of March 31, 2007 Trustmark had assets under management of approximately $2.5 billion. Trustmark National Bank was founded in 1890 and is the largest commercial bank headquartered in Mississippi. As of March 31, 2007, the Wealth Management Division of Trustmark National Bank had approximately $8.1 billion in assets under management and/or administration. Shares of the Fund are not guaranteed by Trustmark, its parent or affiliates, nor are they insured by the FDIC. The Adviser may make marketing assistance payments from its own resources in connection with the Fund's distribution activities and operations.

   For the advisory services provided to the Fund, Trustmark is entitled to receive advisory fees at the annual rate of 0.30% of the Fund's average daily net assets.

   Information regarding the factors considered by the Board of Trustees of Performance Funds Trust in connection with the approval of the Fund's Investment Advisory Agreement will be provided in the Fund's Annual Report for the fiscal year ended May 31, 2008.

   PORTFOLIO MANAGER

   KELLY COLLINS is the Portfolio Manager responsible for the day-to-day management of the Fund's portfolio. Mr. Collins has over fifteen years experience in the investment management industry. He has been with Trustmark since 1991 and is responsible for managing individual and institutional investment accounts specializing in fixed income investment management.

   DISTRIBUTOR AND ADMINISTRATOR


   Citi Fund Services Ohio, Inc. ("Citi" or "Administrator") provides management and administrative services to the Fund, including providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping and legal services. Citi also acts as the fund accountant, transfer agent and dividend paying agent of the Fund. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219. Prior to the acquisition of its parent company, The BISYS Group, Inc., by a subsidiary of Citibank, N.A. on August 1, 2007, the Administrator was known as BISYS Fund Services Ohio, Inc.



   Performance Funds Distributor, Inc., (the "Distributor") 100 Summer Street, Suite 1500, Boston, MA 02110, acts as the Fund's distributor. The Distributor is not an affiliate of either Citi or the Adviser.

 [ICON]

 SHAREHOLDER INFORMATION

   PRICING OF FUND SHARES

   HOW NET ASSET VALUE ("NAV") IS CALCULATED

   The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:



                 NAV =
       Total Assets - Liabilities
   -----------------------------------
      Number of Shares Outstanding
   --------------------------------

   The Fund's NAV is expected to be constant at $1.00 per share, although its value is not guaranteed. The NAV is determined at the close of regular trading on the New York Stock Exchange ("NYSE"), or 2:00 p.m. Eastern time, whichever is earlier, (the "Pricing Time") on each Business Day. A Business Day is any day on which the NYSE and the Federal Reserve Bank are open and excludes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, Columbus Day and Veterans' Day. On any Business Day when the Bond Market Association ("BMA") recommends that the securities markets close early, the Fund reserves the right to refuse any order received after the BMA recommended closing time ("Alternative Closing Time"). If the Fund does so, it will continue, however, to process redemption orders received after the Alternative Closing Time on the next Business Day, but no later than the Pricing Time. The Fund values its securities at their amortized cost, which approximates market value. The amortized cost method involves valuing a portfolio security initially at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

   Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in good order by the Fund on any Business Day. For example: If you properly place a purchase order to buy shares of the Fund, that is delivered to the Fund by the Pricing Time, the order receives the share price next determined if the Fund receives payment in federal funds or other immediately available funds by the Pricing Time that day. If your order is received after the Pricing Time, you will receive the NAV calculated on the next day at the Pricing Time.

   PURCHASING AND ADDING TO YOUR SHARES


   You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


   Institutional Class shares of the Fund are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors": (1) trusts, or investment management and other fiduciary accounts managed or administered by Trustmark or its affiliates or correspondents pursuant to a written agreement, (2) any persons purchasing shares with the proceeds of a distribution from a trust, investment management or other fiduciary account managed or administered by Trustmark or its affiliates or correspondents, pursuant to a written agreement, and (3) other persons or organizations authorized by the Distributor. All initial investments should be accompanied by a completed Purchase Application, a form of which accompanies this Prospectus. A separate application is required for Individual Retirement Account investments.

   All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Neither third-party checks nor credit card convenience checks are accepted.

   The minimum initial investment amount is $1,000,000. The Fund and the Distributor reserve the right to waive or reduce the minimum purchase requirement or may reject a purchase order if such order is not considered to be in the best interest of the Fund and its shareholders.

     AVOID BACKUP TAX WITHHOLDING
     The Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with IRS rules. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

 [ICON]

 SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES -- CONTINUED

   Orders received by your broker or financial advisor for the Fund in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of a Business Day which is currently the Pricing Time, will become effective that day.

   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   If purchasing through your financial advisor or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   All investments made by regular mail or express delivery, whether initial or subsequent, should be sent:

     BY MAIL                  BY REGULAR MAIL                                   BY EXPRESS MAIL
                              Performance Funds Trust                           Performance Funds Trust
                              P.O. Box 182484                                   3435 Stelzer Road
                              Columbus, OH 43218-2484                           Columbus, OH 43219
                              For Initial Investment:
                              1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
                              2. Make check, bank draft or money order payable to "Performance Funds Trust" and include the name
                                 "U.S. Treasury Money Market Fund" on the check.
                              3. Mail or deliver application and payment to address above.
                              For Subsequent Investment:
                              1. Use the investment slip attached to your account statement. Or, if unavailable, provide the following information:
                               - Fund name
                               - Share class
                               - Amount invested
                               - Account name and account number
                              2. Make check, bank draft or money order payable to "Performance Funds Trust" and include your account number on the check.
                              3. Mail or deliver investment slip and payment to the address above.
     ELECTRONIC PURCHASES     Your bank must participate in the Automated
                              Clearing House ("ACH") and must be a U.S. Bank.
                              Your bank or broker may charge for this service.
                              Establish the electronic purchase option on your
                              account application or call 1-800-737-3676. Your
                              account can generally be set up for electronic
                              purchases within 15 days.
                              Call 1-800-737-3676 to arrange a transfer from
                              your bank account.
     BY WIRE TRANSFER         Call 1-800-737-3676 to obtain a new account
                              number and instructions for sending your
                              application, and for instructing your bank to
                              wire transfer your investment.
                              NOTE: YOUR BANK MAY CHARGE A WIRE TRANSFER FEE.

                          ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the ACH and may take up to eight days to clear. There is generally no fee for ACH transactions.

                                                             QUESTIONS?

                                                         Call 1-800-PERFORM

 [ICON]

 SHAREHOLDER INFORMATION

   PURCHASING AND ADDING TO YOUR SHARES -- CONTINUED

   You can add to your account by using the convenient options described below. The Fund reserves the right to change or eliminate these privileges at any time with 60 days notice.

   AUTOMATIC INVESTMENT PROGRAM

   You can make automatic investments in the Fund from your bank account. Automatic investments minimum is $25; no investment is required to establish an automatic investment account.

   To invest regularly from your bank account:

        - Complete the Automatic Investment Plan portion on your Account Application.

   Make sure you note:

        - Your bank name, address and account number

        - The amount you wish to invest automatically (minimum $25)

        - How often you want to invest (every month or 4 times a year)

        - Attach a voided personal check.

   PAYROLL DIRECT DEPOSIT

   You may set up a payroll direct deposit arrangement through your employer or retirement benefit source. You may make periodic investments of at least $25 in the Fund per pay period.

   For more information about how to invest regularly from your paycheck or government check, call 1-800-737-3676.

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise.

   DISTRIBUTIONS ARE MADE ON A PER SHARE BASIS REGARDLESS OF HOW LONG YOU'VE OWNED YOUR SHARES. THEREFORE, IF YOU INVEST SHORTLY BEFORE THE DISTRIBUTION DATE, SOME OF YOUR INVESTMENT WILL BE RETURNED TO YOU IN THE FORM OF A DISTRIBUTION.

   ANTI-MONEY LAUNDERING PROGRAM

   Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Fund's Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account; full name, date of birth, Social Security number, and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such action as we deem reasonable as permitted by law. Please review your account application for additional information.

   SELLING YOUR SHARES

   You may sell your shares at any
   time. Your sales price will be
   the next NAV calculated after
   your sell order is received in
   good order by the Fund, its
   transfer agent, or your
   investment representative.
   Normally you will receive your
   proceeds within a week after your
   request is received. See section
   on "General Policies on Selling
   Shares" below.
                                      WITHDRAWING MONEY FROM YOUR FUND
                                      INVESTMENT

                                      As a mutual fund shareholder, you are
                                      technically selling shares when you
                                      request a withdrawal in cash. This is also
                                      known as redeeming shares or a redemption
                                      of shares.
 8

 [ICON]

 SHAREHOLDER INFORMATION

   SELLING YOUR SHARES -- CONTINUED

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.



     BY TELEPHONE                            1. Call 1-800-737-3676 with instructions as to how you wish
     (unless you have declined telephone     to receive your funds (mail, wire, electronic transfer).
     sales privileges on your account           (See "General Policies on Selling Shares -- Verifying
     application)                               Telephone Redemptions" below.)

     BY MAIL                                 1. Call 1-800-737-3676 to request redemption forms or write
     (See "General Policies on Selling       a letter of instruction indicating:
     Shares -- Redemptions in Writing         - your Fund and account number
     Required" below.)                        - amount you wish to redeem
                                              - address where your check should be sent
                                              - account owner signature
                                             2. Mail to: Performance Funds Trust
                                                      P.O. Box 182484
                                                      Columbus, OH 43218-2484

     BY OVERNIGHT SERVICE                    See "By mail" instruction 1 above.
     (See "General Policies on Selling       2. Send to Performance Funds Trust
     Shares -- Redemptions in Writing                 c/o Citi Fund Services
     Required" below.)                                Attn: T.A. Operations
                                                      3435 Stelzer Road
                                                      Columbus, OH 43219

     WIRE TRANSFER                           Call 1-800-737-3676 to request a wire transfer.
     You must indicate this option on        If you call by 4 p.m. Eastern time, your payment will
     your application                        normally be wired to your bank on the next business day.
     Note: Your financial institution may
     also charge a separate fee.

     ELECTRONIC REDEMPTIONS                  Call 1-800-737-3676 to request an electronic redemption.
     Your bank must participate in the       If you call by 4 p.m. Eastern time, the NAV of your shares
     ACH and must be a U.S. bank.            will normally be determined on the same day and the proceeds
     Your bank may charge for this           credited within 8 days.
     service.


                                                             QUESTIONS?

                                                         Call 1-800-PERFORM

 [ICON]

 SHAREHOLDER INFORMATION

   SELLING YOUR SHARES -- CONTINUED

   AUTOMATIC WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum periodic withdrawal is $100. To activate this feature:

     - Make sure you've checked the appropriate box on the Account Application. Or call 1-800-737-3676

     - Include a voided personal check.

     - You must have a value of $25,000 or more to start withdrawals.

   REDEMPTION BY CHECK WRITING

   You may write checks in amounts of $100 or more on your account in the Fund. To obtain checks, complete the signature card section of the Account Application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. You may not close your Fund account by writing a check.

   GENERAL POLICIES ON SELLING SHARES

   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing in the following situations:

   1. Redemptions from Individual Retirement Accounts ("IRAs").

   2. Redemption requests requiring a signature guarantee, which include each of the following:

     - Your account address has changed within the last 10 business days

     - The check is not being mailed to the address on your account

     - The check is not being made payable to the owner(s) of the account

     - The redemption proceeds are being transferred to another Fund account with a different registration

     - The redemption proceeds are being wired to bank instructions currently not on your account

   Please note that signature guarantees are not required for redemptions made using check writing privileges unless you have changed your address on your account (see instruction 2 above).

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges by telephonic or facsimile instructions, may be revoked at the discretion of the Fund without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place orders requested by telephone, transaction requests may be made by registered or express mail.

 [ICON]

 SHAREHOLDER INFORMATION

   GENERAL POLICIES ON SELLING SHARES -- CONTINUED

   REDEMPTIONS WITHIN 10 DAYS OF INITIAL INVESTMENT PURCHASED BY CHECK

   When you have made your initial investment by check, your redemption proceeds will not be mailed until the Transfer Agent is satisfied that the check has cleared (which may require up to 10 business days). You can avoid this delay by purchasing shares with a federal funds wire.

   POSTPONEMENT OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular mail or express mail.

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind" for amounts redeemed by a shareholder, in any 90-day period, in excess of $250,000 or 1% of Fund net assets, whichever is less. If the Fund deems it advisable for the benefit of all shareholders, the redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below (not as a result of market action) $500, ($250 for IRAs), the Fund may ask you to increase your balance. If it is still below $500 ($250 for IRAs) after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash: if distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Fund.

 [ICON]

 SHAREHOLDER INFORMATION

   EXCHANGING YOUR SHARES

   You can exchange your shares in the Fund for shares of the same class of another Performance Fund. No transaction fees are charged for exchanges (see "Notes on Exchanges" below).

   You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable.

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to Performance Funds Trust, P.O. Box 182484 Columbus OH 43218-2484, or by calling 1-800-737-3676.
   Please provide the following information:

     - Your name and telephone number

     - The exact name on your account and account number

     - Taxpayer identification number (usually your Social Security number)

     - Dollar value or number of shares to be exchanged

     - The name of the Fund from which the exchange is to be made

     - The name of the Fund into which the exchange is being made

   See "Selling your Shares" for important information about telephone transactions.

   AUTOMATIC EXCHANGES

   You can use the Fund's Automatic Exchange feature to purchase shares of the Fund at regular intervals through regular, automatic redemptions from the Fund. To participate in the Automatic Exchange feature:

     - Complete the appropriate section of the Account Application.

     - Shareholders must have a minimum initial purchase of $1,000,000 in their Performance Funds accounts.

   To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to Performance Funds Trust, P.O. Box 182484, Columbus, Ohio 43218-2484.

   NOTES ON EXCHANGES

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus of any other Performance Fund into which you wish to exchange shares.

   MARKET TIMING POLICIES

   The Fund is not designed for market timing strategies. IF YOU INTEND TO ENGAGE IN MARKET TIMING, DO NOT INVEST IN SHARES OF THE FUND. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and interfere with the efficient management of the Fund. Such practices may dilute the value of shares held by long-term shareholders, cause the Fund to maintain larger cash positions than would otherwise be necessary, increase brokerage commissions and administrative costs, and cause the Fund additional tax liability. The Fund therefore discourages frequent purchases and exchanges ("trading") by shareholders and they do not knowingly permit nor make any effort to accommodate this practice.

   To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. With the exception of operational limitations applicable to the Automatic Investment Program and Automatic Exchange, the Fund currently does not impose limits on the frequency of purchases, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose limitations at any time with respect to trading in shares of the Fund, and will give prior notice when suspending or terminating trading privileges in Fund shares, for any investor whom the Fund believes has a history of excessive or abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. The Fund's ability to detect and prevent any abusive or excessive short-term trading may be limited to the extent such trading occurs in omnibus accounts maintained by financial intermediaries, retirement plan accounts and fee-based programs.
 12

 [ICON]

 SHAREHOLDER INFORMATION

   SERVICE ORGANIZATIONS

   Various banks, trust companies, broker-dealers (other than the Distributor) and other financial organizations ("Service Organization(s)") may provide certain administrative services for their customers who invest in the Fund through accounts maintained at that Service Organization. The Fund, under servicing agreements with the Service Organization, will pay the Service Organization an annual rate up to 0.35% of the Fund's average daily net assets for these services, which include:

     - receiving and processing shareholder orders

     - performing the accounting for customers' sub-accounts

     - maintaining retirement plan accounts

     - answering questions and handling correspondence for customer accounts

     - acting as the sole shareholder of record for customer accounts

     - issuing shareholder reports and transaction confirmations

     - performing daily "sweep" functions

   Notwithstanding the foregoing, no more than 0.25% of the Service Organization fee may be paid to such Service Organization in "service fees" with the meaning of the NASD Rules. Investors who purchase, sell or exchange shares of the Fund through a customer account maintained at a Service Organization may be charged extra for other services which are not specified in the servicing agreement with the Fund but are covered under separate fee schedules provided by the Service Organization to its customers. Customers with accounts at Service Organizations should consult their Service Organization for information concerning their sub-accounts. The Adviser or Administrator also may pay Service Organizations for rendering services to customers' sub-accounts. The Fund will limit the Service Organization fee to 0.08% of the Fund's net assets held in accounts involving the Service Organization during the current fiscal year.

   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Any income the Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Dividends are declared daily and paid monthly. Capital gains are distributed at least annually.

   Except as discussed below, you will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income, except as discussed below.

   Distributions attributable to the net capital gain of the Fund (excess of long-term capital gain over short-term capital loss) will be taxable to you as long-term capital gain, regardless of how long you have held your shares.

   The maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is currently 15%. Fund distributions to noncorporate shareholders attributable to dividends received by the Fund from U.S. and certain foreign corporations will also generally be taxed at the long-term capital gain rate of 15%, as long as certain requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (and the Fund will generally need to have met a similar holding period requirement with respect to the shares of the corporation paying the dividend). The amount of the Fund's distributions that qualify for this favorable treatment may be reduced as a result of the Fund's securities lending activities, portfolio turnover or investments in debt securities or "non-qualified" foreign corporations. No substantial portion of the distributions of the Fund will qualify for this reduced rate.

   Pursuant to sunset provisions contained in the Internal Revenue Code, the maximum long-term capital gain rate described above will be restored to 20% and dividends will be subject to tax at ordinary rates for taxable years beginning after December 31, 2010.

   Dividends and distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

   You will be notified annually of the tax status of distributions to you.

 [ICON]

 SHAREHOLDER INFORMATION

   You should note that if you purchase shares of the Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

   You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you sell or exchange them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

   Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. The one major exception to the tax principles discussed above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

   If you (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all, (b) are subject to withholding by the Internal Revenue Service for prior failure to properly include on your return payments of interest or dividends, or (c) have failed to certify to the Fund, when required to do so, that you are not subject to backup withholding or are an "exempt recipient," then the Fund will be required in certain cases to withhold and remit to the Internal Revenue Service 28% of the dividends and distributions payable to you.

   Shareholders also may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of Fund distributions, if any, that are attributable to interest on certain types of federal securities.

   Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of short-term capital gains and qualified interest income paid to non-U.S. investors attributable to the Fund's taxable year beginning after December 31, 2004 and before January 1, 2008.

   More information about taxes is contained in the SAI.

   HOUSEHOLDING

   In order to reduce shareholder expenses, we may, unless you instruct otherwise, mail only one copy of the Fund's Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you do not wish to receive individual copies of these documents, please call 1-800-737-3676, or if your shares are held through a financial institution, please contact them directly. We will begin sending your individual copies with the next scheduled mailing.

   DISCLOSURE OF FUND PORTFOLIO HOLDINGS

   A complete list of the Fund's portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is provided in the Fund's SAI.

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

   You can get free copies of Reports and the SAI, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:


                               Performance Funds
                                P.O. Box 182484
                           Columbus, Ohio 43218-2484
                           Telephone: 1-800-737-3676
                   Internet: http://www.performancefunds.com


INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION:

You can obtain copies of Fund documents from the SEC as follows:

IN PERSON:


Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)


BY MAIL:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-0102
(The SEC charges a fee to copy any documents.)

ON THE EDGAR DATABASE VIA THE INTERNET:

www.sec.gov

BY ELECTRONIC REQUEST:

publicinfo@sec.gov

Investment Company Act file no. 811-6603.

PFDPUMM 08/07

                             PERFORMANCE FUNDS TRUST
                       TELEPHONE: 1-800 PERFORM (737-3676)

                      STATEMENT OF ADDITIONAL INFORMATION
                                 August 13, 2007

                       THE U.S. TREASURY MONEY MARKET FUND

     Performance Funds Trust (the "Trust") is an open-end, management investment company consisting of eleven separate series. This Statement of Additional Information ("SAI") contains information about the Institutional Class Shares of THE U.S. TREASURY MONEY MARKET FUND (THE "TREASURY FUND" OR "FUND") The investment objectives and policies of the Fund are described in the Prospectus. See the "Investment Policies."

     This SAI is not a prospectus and should be read in conjunction with the Treasury Fund's, Prospectus, dated August 13, 2007. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. Copies of the Prospectuses and the Annual Report may be obtained without charge by writing to the Trust, at 3435 Stelzer Road, Columbus, Ohio 43219; or by calling the Trust at the telephone number indicated above.

                                TABLE OF CONTENTS


Investment Policies.......................................................    3
Description of Securities and Investment Practices........................    3
Investment Restrictions...................................................    5
Management of the Fund....................................................    6
Proxy Voting Policies.....................................................   12
Distribution of Fund Shares...............................................   12
Additional Payments.......................................................   14
Calculation of Yield and Total Return.....................................   14
Additional Purchase and Redemption Information............................   15
Expenses..................................................................   15
Determination of Net Asset Value..........................................   16
Portfolio Transactions....................................................   17
Disclosure of Portfolio Holdings Information..............................   17
Federal Income Taxes......................................................   18
Shares of Beneficial Interest.............................................   20
Other Information.........................................................   21
Custodian.................................................................   21
Securities Lending Agent..................................................   22
Legal Counsel.............................................................   22
Independent Registered Public Accounting Firm.............................   22
Appendix A................................................................   23
Appendix B................................................................   25


                    TRUSTMARK INVESTMENT ADVISORS, INC. - THE
                    FUND'S INVESTMENT ADVISER (THE "ADVISER")

     NEITHER THE PROSPECTUS NOR THE SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES. NEITHER THE PROSPECTUS NOR THE SAI CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.

                               INVESTMENT POLICIES

The Prospectus discusses the investment objectives of the Treasury Fund and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Treasury Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the Fund's shareholders. All other investment limitations, other than the fundamental investment restrictions listed under "Investment Restrictions," described in the Prospectus or this Statement of Additional Information may be changed by the Trust's Board of Trustees. With respect to (1) the Fund's primary investment policy involving 80% of the Fund's "assets" and (2) the Fund's secondary investment policy involving the remainder of 20% of the Fund's "assets" as shown in the SAI and the Prospectuses, the term "assets" refers to "net assets plus borrowings for investment purposes." In addition, unless otherwise noted, each 80% primary investment policy is a nonfundamental policy which means it may be changed by the Board of Trustees without shareholder approval. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy.

THE FUND

     THE TREASURY FUND. The Fund pursues its objective to provide investors with as high a level of current income as is consistent with preservation of capital and liquidity by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in obligations issued by the U.S. Treasury ("U.S. Treasury Securities") (see "U.S. Government Securities," and "Variable and Floating Rate Demand, and Master Demand Notes"). The Fund may purchase U.S. Treasury Securities on a "when-issued" basis (see "When-Issued, Delayed Delivery Securities and Forward Commitments"). U.S. Treasury Securities may also include STRIPs (see STRIPs"). The Fund is required to maintain a dollar-weighted average portfolio maturity no greater than 90 days with no security having remaining a maturity exceeding 397 days.

     The Fund may also invest in the securities of other investment companies having similar investment policies (see "Investment Company Securities"). The Fund may also lend its portfolio securities (see "Lending Securities").

               DESCRIPTION OF SECURITIES AND INVESTMENT PRACTICES


U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (generally maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years).



     LENDING OF SECURITIES. The Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. The Fund may lend its portfolio securities to qualified brokers, dealers, domestic banks or other domestic financial institutions, so long as the terms, and the structure of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "SEC") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or other liquid securities having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of securities loaned rises (i.e., the borrower "marked-to-market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receives reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceed 33 1/3% of the value of a Fund's total assets. Loan arrangements made will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange ("NYSE"), which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees.


     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, purchase variable or floating rate demand notes issued by the U.S. Treasury. These securities will typically have a maturity over one year but carry with them the right of the holder to put the securities to a remarketing agent or other entity at designated time intervals and on specified notice. The obligation of the issuer of the put to repurchase the securities may be backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Generally, the remarketing agent will adjust the interest rate every seven days (or at other specified intervals) in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity. The Fund's investment in demand instruments which provide that the Fund will not receive the principal note amount within seven days' notice, in combination with the Fund's other investments in illiquid instruments, will be limited to an aggregate total of 10% of the Fund's net assets.


     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These instruments permit weekly and, in some instances, daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the Fund and a borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and, thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. In connection with any such purchase and on an ongoing basis, the Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously.


     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.



     Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate cash or liquid high-grade debt securities with a Fund's custodian in an aggregate amount at least equal to the amount of its outstanding forward commitments.


     INVESTMENT COMPANY SECURITIES. The Fund may invest in securities issued by other investment companies provided such investment company's objective and policies are substantially similar to those of the Fund.

          STRIPS. The Fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently. Under the STRIPS (Separate Trading of Registered Interest and Principal of Securities) program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The interest component of STRIPS may be more volatile than that of U. S. Treasury bills with comparable maturities. The Treasury Fund is not permitted to invest any other stripped securities other than STRIPS described above.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions are fundamental policies of the Fund except as noted. Fundamental investment restrictions may be changed with respect to the Fund only by the vote of a majority of the outstanding shares of the Fund (as defined under "Shares of Beneficial Interest" in this SAI).

     The Fund, except where indicated, may not:

     (1) purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities;

     (2) underwrite securities of other issuers, except to the extent that the purchase of otherwise permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (3) invest more than 10% of the current value of its net assets in securities or other assets which the Board of Trustees determines to be illiquid securities or assets;

     (4) acquire securities for the purpose of exercising control or management over the issuers thereof;

     (5) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (6) invest in shares of other open-end, management investment companies, beyond the limitations of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund making such investment.;

     (7) make loans or lend its portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund's total assets;

     (8) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

     (9) purchase securities on margin (except for short term credits necessary for the clearance of transactions) or make short sales of securities; or

     (10) issue senior securities or otherwise borrow, except that the Fund may borrow from banks up to 33 1/3% of the current value of its total assets and these borrowings may be secured by the pledge of up to 33 1/3% of the current value of its total assets; and provided further that the Fund may acquire when-issued securities and enter into other forward contracts to acquire securities when the Fund's obligation thereunder, if any, is "covered" (i.e., the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's obligations and marks-to-market daily such collateral).

     The Fund may not, with respect to 100% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

     If any percentage limitation described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Fund's investments in illiquid securities to exceed the limitation set forth in the Fund's Prospectus, the Fund will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.

CODES OF ETHICS


The Trust, the Distributor, and the Adviser have each adopted Codes of Ethics designed to prevent affiliated persons of the Trust, the Distributor and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund. Each Code permits covered personnel to trade in securities in which the Fund may invest, subject to various restrictions and reporting requirements. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Trust, the Adviser and the Distributor have developed procedures for administration of the Codes.


                             MANAGEMENT OF THE FUND


     The Trust's Board of Trustees is responsible for the overall management of the Fund, including general supervision and review of its investment activities. The names of the Trustees, their addresses, ages, positions, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) and each non-interested Trustee are set forth below. The Fund Complex is comprised of the Fund and the following series of the Trust: the Money Market Fund, the Short Term Government Income Fund, the Intermediate Term Income Fund, the Strategic Dividend Fund, the Large Cap Equity Fund, the Mid Cap Equity Fund, the Leader Equity Fund, the Performance Advisor Growth Portfolio, the Performance Advisor Moderate Portfolio and the Performance Advisor Conservative Portfolio ("Other Funds").


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS IN
                          POSITION(S)   TERM OF OFFICE                                      FUND COMPLEX   OTHER DIRECTOR-
                           HELD WITH    AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY     SHIPS HELD BY
NAME, ADDRESS, AND AGE     THE TRUST     TIME SERVED           DURING PAST 5 YEARS             TRUSTEE         TRUSTEE
----------------------   ------------  ----------------  --------------------------------  --------------  ---------------
NON-INTERESTED TRUSTEES

Joe J. Powell III *      Trustee       Indefinite        Founder, Director and President,        11              N/A
Age 53,                                11/02 to present  Maximum Information Technology,
417 Glenway Drive                                        Inc., 2000 to present.
Jackson, MS 30602

Walter P. Neely,         Trustee       Indefinite        Professor and Consultant,               11              N/A
Ph.D., * CFA,            and Chairman  5/92 to present   Millsaps College, Jackson,
Age 62,                                                  Mississippi, since 1980.
1701 North State
Street, Jackson,
MS 39210

Shirley F. Olson, *      Trustee       Indefinite        Consultant, The Olson Consulting        11              N/A
Age: 60,                               1/05              Group LLC, 1997- present.
70 St. Andrews Place,
Jackson, MS
39211

INTERESTED TRUSTEE

Walter B. Grimm(1)       Trustee       Indefinite        Formerly, Senior Vice President         11                2
Age: 62,                               9/98 to present   of BISYS Fund Services--employed
5425 Stockton Ct.                                        from 6/92 to 9/05.
Powell, OH 43065

*    Member of the Audit Committee and Nominating Committee.

(1) Mr. Grimm may be deemed to be an "interested person," as defined by the 1940 Act because of his former employment with BISYS Fund Services. Mr. Grimm also serves as a director or trustee of the following fund groups:
     The Coventry Group and The Coventry Funds Trust.

Principal Officers


       NAME, ADDRESS,              POSITION(S) HELD           TERM OF OFFICE AND LENGTH           PRINCIPAL OCCUPATION(S)
          AND AGE                   WITH THE TRUST                 OF TIME SERVED                   DURING PAST 5 YEARS
       --------------         ---------------------------   ----------------------------   -------------------------------------
Duane Dewey,                  President of the Trust        Indefinite, 8/05 to present    President, Trustmark Wealth
Age: 48,                                                                                   Management Group 2003 to present;
1701 Lakeland DriveJackson,                                                                Managing Director/Senior Vice
MS 39216                                                                                   President, Provident Financial
                                                                                           Advisors, 1997 to 2003.

Curtis Barnes,                Secretary of the Trust        Indefinite, 5/99 to present    Vice President, Legal Services, Citi
Age 53,                                                                                    Fund Services - employee since May
100 Summer Street,                                                                         1995.
Suite 1500,
Boston, MA 01867

Chris Sabato,                 Treasurer of the Trust        Indefinite, 11/04 to present   Vice President, Fund Administration,
Age 38,                                                                                    Citi Fund Services - Employee since
3435 Stelzer Road,                                                                         February 1993.
Columbus, OH

Teresa Dollar                 Vice President of the Trust   Indefinite, 11/04 to present   First Vice President, Trustmark
Age:42                                                                                     National Bank (2000 to present).
1701 Lakeland Drive
Jackson, MS 39216

George Stevens                Chief Compliance Officer of   One year, 9/05 to present      From September 1996 to present,
Age 56,                       the Trust and Anti-Money                                     employee of Citi Fund Services;
3435 Stelzer Road,            Laundering Officer                                           currently, Vice President
Columbus, OH



     As required by law, for as long as the Trust has a Distribution Plan, the selection and nomination of Trustees who are not "interested persons" of the Trust will be made by such disinterested Trustees.


     Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $6,000 and a fee of $2,750 for each Board of Trustees meeting attended and a fee of $1,000 for each Committee meeting attended. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition to the Board meeting fee, the Chairman receives an annual fee of $2,000. In addition to the committee meeting fee, the Audit Committee Chairman receives an annual fee of $1,000.


     The Trust has an Audit Committee, consisting of all of the Independent Trustees. As set forth in its charter, the primary duties of the Trust's Audit Committee are: 1) to recommend the selection, retention or termination of auditors and to evaluate the independence of auditors; 2) to meet with the Trust's independent auditors as necessary; 3) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; 4) to review the fees charged by the auditors for audit and non-audit services; 5) to investigate improprieties or suspected improprieties in Fund and Adviser operations; 6) to review the findings of SEC examinations and consult with Trustmark on appropriate responses; 7) to review any violations of the Code of Ethics for the Fund and any other service provider required to have its employees report personal securities trades; 8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and 9) to review any proposed plans of merger, sale, acquisitions, conversions or other similar transactions for the Fund and report its findings and recommendations to the Board. The Audit Committee met three times during the fiscal year ended May 31, 2006.


     The Trust also has a Nominating and Governance Committee that is comprised of the Independent Trustees. The Nominating and Governance Committee has adopted a charter, which sets forth its primary duties as follows: (1) evaluate the qualifications of potential interested and non-interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees; and (4) review the Board's committee structure and duties. The Nominating and Governance Committee Charter identifies evaluation criteria for trustee candidates. The Nominating and Governance Committee met two times during the fiscal year ended May 31, 2006. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an "interested person" of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 ("the Exchange Act"), as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust's proxy statement, should be submitted within a reasonable time (120 days) before the Trust begins to print and mail its proxy statement.


     The following table sets forth-total compensation paid to Trustees for the fiscal year ended May 31, 2006. Except as disclosed below, no officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended May 31, 2006 in excess of $60,000. Messrs. Sabato, Stevens and Barnes are employees of the Distributor.* Ms. Dollar and Mr. Dewey are employees of the Adviser.

                               COMPENSATION TABLE

                                                                                                        TOTAL
                                                                                        ESTIMATED   COMPENSATION
                                                               PENSION OR RETIREMENT     ANNUAL         FROM
                                                                  BENEFITS ACCRUED      BENEFITS     REGISTRANT
                                      AGGREGATE COMPENSATION         AS PART OF           UPON        AND FUND
NAME OF PERSON, POSITION               FROM THE REGISTRANT         FUND EXPENSES       RETIREMENT      COMPLEX
------------------------              ----------------------   ---------------------   ----------   ------------
James H. Daughdrill, Trustee**                $24,000                                                  $24,000
Shirley F. Olson, Trustee                     $24,000                                                  $24,000
Walter P. Neely, Ph.D., CFA Trustee           $26,000                                                  $26,000
Joe J. Powell III, Trustee                    $25,000                                                  $25,000
Walter B. Grimm, Trustee***                   $ 8,500                                                  $ 8,500


----------
* Mr. Stevens serves as Chief Compliance Officer whose compensation is reviewed and approved by the Board and paid by Citi subject to a Compliance Services Agreement between Citi and the Trust ("CS Agreement"). The fee paid pursuant to the CS Agreement is not indicative of the total compensation received by Mr. Stevens.

**   Mr. Daughdrill resigned as a Trustee effective May 10, 2007.

*** Mr. Grimm did not begin receiving compensation as Trustee until after his term of employment with BISYS Fund Services ended.


     No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each non-interested Trustee's (and his immediate family members') share ownership in securities of the Adviser, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the Adviser or principal underwriter of the Trust (not including registered investment companies).

        Name of             Name of Owners and
Non-Interested Trustee   Relationships to Trustee   Company   Title of Class   Value of Securities
----------------------   ------------------------   -------   --------------   -------------------
James H. Daughdrill*               None               None         None                None
Shirley F. Olson                   None               None         None                None
Joe J. Powell, III                 None               None         None                None
Walter P. Neely                    None               None         None                None

*    Mr. Daughdrill resigned as a Trustee effective May 10, 2007.


     No non-interested Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; (ii) any securities interest in the principal underwriter of the Trust or the Adviser or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

     -    the Fund;

     -    an officer of the Fund;

     - an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Fund;

     -    the Adviser or principal underwriter of the Fund;

     -    an officer of the Adviser or principal underwriter of the Fund;

     - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or principal underwriter of the Fund.

     For the year ended December 31, 2006, the dollar range of equity securities owned beneficially by each Trustee in the Fund and in any registered investment company overseen by the Trustees within the same family of investment companies as the Fund is as follows:


INTERESTED TRUSTEES


                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                   DOLLAR RANGE OF EQUITY    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE    SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------   -----------------------   ----------------------------------------------
Walter B. Grimm              0                                     0


INDEPENDENT TRUSTEES

                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                            DOLLAR RANGE OF EQUITY    ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
NAME OF TRUSTEE            SECURITIES IN THE FUND     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
---------------            -----------------------   ----------------------------------------------
James H. Daughdrill III*             $0                               over $100,000
Joe J. Powell, III                   $0                                   $0
Shirley F. Olson                     $0                                   **
Walter P. Neely, Ph.D.               $0                              $10,001-$50,000

* Represents beneficial ownership by immediate family. Mr. Daughdrill resigned as a Trustee effective May 10, 2007.

**   Effective September 18, 2006, $50,001-$100,000.


     The Officers of the Trust receive no compensation directly from the Trust for performing the duties of their office. Citi Fund Services Ohio, Inc. ("Citi") may receive fees pursuant to the Distribution and Shareholder Services Plan and the Administrative Services Plan. Citi receives fees from the Fund for acting as administrator and transfer agent and for providing certain fund accounting services. Messrs. Barnes, Stevens and Sabato are employees of Citi. Mr. Dewey and Ms. Dollar are employees of Trustmark.

     As of July 15, 2007, Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

     THE ADVISER. Trustmark, located at 1701 Lakeland Drive, Jackson, Mississippi 392016, provides investment advisory services to the Fund and the Other Funds. Trustmark is a wholly owned subsidiary of Trustmark National Bank. Pursuant to an Assumption Agreement dated June 1, 2002, Trustmark assumed all duties of Trustmark National Bank and Trustmark Investment Advisers, Inc., which had provided investment advisory services to the funds since their inception pursuant to a Master Investment Advisory Contract and an Assumption Agreement dated April 25, 2001, respectively, with the Trust (the Assumption Agreement and Master Investment Advisory contract are collectively referred to as the "Advisory Contracts"). Subject to such policies determined by the Trust's Board of Trustees, Trustmark makes investment decisions for the Fund.


     Trustmark National Bank is a wholly owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

     The Advisory Contracts provide that the Adviser shall furnish to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Pursuant to the Advisory Contracts, the Adviser furnished to the Board of Trustees, periodic reports on the investment strategy and performance of the Fund.


     The Adviser has agreed to provide to the Fund, among other things, money market security and fixed income research, and analysis, statistical and economic data and information concerning interest rate and security market trends, portfolio composition and credit conditions.


     The Advisory Contracts will continue in effect for more than two years, provided the continuance is approved annually, (i) by the holders of a majority of the respective Fund's outstanding voting securities (as defined in the 1940
Act), or by the Trust's Board of Trustees, and (ii) by a majority of the trustees of the Trust who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned. See "Renewal of Investment Advisory Contracts" below.

     For the advisory services it provides to the Fund, Trustmark may receive fees based on average daily net assets up to the following annualized rates: the Treasury Fund, 0.30%.


     Trustmark National Bank also serves as Custodian for each of the Funds. See "Custodian." Citi Fund Services Ohio, Inc. ("Citi") and its affiliates, located at 3435 Stelzer Road, Columbus, OH 43219, serve as the Fund's transfer agent and provide certain administrative, shareholder servicing and fund accounting services for the Fund.

     The Adviser periodically may voluntarily or contractually reduce all or a portion of its fee with respect to the Fund to increase the net income of the Fund available for distribution as dividends. In this regard, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of the Fund to the limits described below. Please note that the waiver of such fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.


     The Adviser may request and receive reimbursement from the Fund of the advisory fees waived or limited and other expenses reimbursed by the Adviser pursuant to the Expense Limitation Agreement at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth below. No reimbursement will be made unless the total annual expense ratio of the Fund making such reimbursement is less than the limit set forth below. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.

     The Adviser has contractually agreed to waive advisory fees, and if necessary, reimburse expenses in order to limit annual fund operating expenses for the Fund of the Trust as follows:

NAME OF FUND                      EXPENSE LIMITATION FOR FUND/CLASS
------------                      ---------------------------------
U.S. Treasury Money Market Fund
   -    Institutional Class                     0.10%


Information about voluntary expense reimbursements and/or fee waivers for other Funds, if any, is disclosed in the applicable fund's Prospectus.

     ADMINISTRATOR. The Fund entered into an Administration Agreement with Citi. Under the contract, Citi provides management and administrative services necessary for the operation of the Fund, furnishes office space and facilities and pays the compensation of the Trust's officers affiliated with Citi. For these administrative services; prior to October 1, 2005 the Administrator was entitled to a monthly fee at the annual rate of 0.07% (7 basis points) of the total assets of each fund; and, effective as of October 1, 2005, the Administrator is entitled to a monthly fee at the following annual rates:

     The U.S. Treasury Money Market Fund   7 basis points

     Prior to the acquisition of its parent company, The BISYS Group, Inc., by a subsidiary of Citibank, N.A. on August 1, 2007, Citi was known as BISYS Fund Services Ohio, Inc. ("BISYS"). On September 26, 2006, BISYS consented to the entry of a cease-and-desist order by the SEC (the "SEC Order") in connection with certain arrangements between BISYS and certain mutual fund advisers pertaining to the advisers' use of fund assets for marketing and other expenses incurred by the advisers. Under the SEC Order, BISYS has agreed, among other things, to disgorge to the affected mutual fund families approximately $9.7 million plus prejudgment interest of approximately $1.7 million and to pay a civil money penalty of $10 million. The impact, if any, of the SEC Order on the Fund has not yet been determined.

     Under a Compliance Services Agreement between the Trust and Citi, Citi makes a Citi employee available to serve as the Trust's Chief Compliance Officer. Under the Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Fund Compliance Program. This includes providing support services to the Chief Compliance Officer, developing standards for reports to the Board by Citi and other Service Providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Fund Compliance Program and related policies and procedures of Fund service providers. The Agreement also covers arrangements under which Citi employees serve the Trust in certain other officer capacities, which may include the Chief Financial Officer. Citi pays the salary and other compensation earned by any such individuals as employees of Citi.

                              PROXY VOTING POLICIES

     The Fund has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to Trustmark. The Proxy Voting Policies of the Fund and Trustmark are attached as Appendix B.

     INFORMATION ABOUT HOW THE FUND VOTED PROXIES RELATED TO ITS PORTFOLIO SECURITIES DURING THE MOST RECENT 12-MONTH PERIOD ENDED JUNE 30 IS AVAILABLE (I) WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-737-3676; AND (II) ON THE SEC'S WEBSITE AT HTTP:WWW.SEC.GOV. You may also obtain this information by contacting us in writing at Performance Funds, 3435 Stelzer Road, Columbus, Ohio 43219.


                           DISTRIBUTION OF FUND SHARES


     The Distributor, Performance Funds Distributor, Inc., an indirect wholly owned subsidiary of Foreside Financial Group, LLC, located at 100 Summer Street, Suite 1500, Boston, MA 02110, serves as principal underwriter for the shares of the Fund pursuant to a Distribution Agreement. The Distribution Agreement provides that the Distributor will use its best efforts to maintain a broad distribution of the Fund's Shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers. The Distributor is not obligated to sell any specific amount of shares. The Distributor pays the cost of advertising, office space and the personnel involved in such activities. Pursuant to the Distribution Agreement, the Distributor receives annual compensation of $75,000, excluding fees for certain services. As noted below under "Additional Payments," the Adviser has agreed to compensate and reimburse the Distributor for its own provision to the Fund of any distribution services for which the Fund are not authorized to compensate and reimburse the Distributor under the Fund's Distribution Plan.

     The Distribution Agreement between the Trust and the Distributor dated February 21, 2006 was approved by the Trust's Board of Trustees (including a majority of such Trustees who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on February 21, 2006. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one-year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by either party or, by a vote of a majority of the shareholders of the Trust. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.


     SERVICE ORGANIZATIONS. Various banks (including Trustmark), trust companies, broker-dealers (other than Citi) or other financial organizations (collectively, "Service Organizations") also may provide administrative services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service Organizations (which vary depending upon the services provided) in amounts up to an annual rate of 0.35% of the daily net asset value of the Fund's shares owned by shareholders with whom the Service Organization has a servicing relationship, provided that no more than 0.25% of the Fund's net assets attributable to such Class may be paid to such Agent in "services fees" within the meaning of the NASD Rules. Institutional Class investors are not required to purchase shares through or maintain an account with a Service Organization.


     Some Service Organizations may impose additional or different conditions on their clients, such as requiring their clients to invest more than the Fund's minimum initial or subsequent investments or charging a direct fee for servicing. A Service Organization or broker or other sales-person within such Service Organization may be compensated at varying rates for the sale of one class of Fund shares as opposed to another. If imposed, these fees would be in addition to any amounts, which might be paid to the Service Organization by the Fund. Each Service Organization has agreed to transmit to its clients a schedule of any such fees. Shareholders using Service Organizations are urged to consult with them regarding any such fees or conditions.


    The Fund bears all costs of its operations other than expenses specifically assumed by Citi, or the Adviser. The costs borne by the Fund include legal and accounting expenses; Trustees' fees and expenses; insurance premiums; custodian and transfer agent fees and expenses; expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of registering and qualifying the Fund's shares for sale with the SEC and with various state securities commissions; expenses of obtaining quotations on the Fund's portfolio securities and pricing of the Fund's shares; expenses of maintaining the Fund's legal existence and of shareholders' meetings; and expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses. The Fund bears its own expenses associated with its establishment as a series of Performance Funds Trust. Trust expenses directly attributable to the Fund are charged to the Fund; other expenses are allocated proportionately among all of the Funds in the Trust in relation to the net assets of each fund and are allocated to each share class based on the net assets of such share class. Class specific expenses are charged directly to the share class, which bears such expense. Currently, Trustmark has entered into a Service Organization Agreement which limits the maximum payment amount to 0.08% of each of the Class A, Class B and Institutional Class Shares. Currently, no other Service Organizations have entered into a Service Organization agreement with the Fund.

                               ADDITIONAL PAYMENTS


     The Adviser may make additional payments, out of its own resources and at no additional cost to the Fund or its shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions ("Intermediaries") in connection with the provision of administrative services and/or the distribution of the Fund's shares. No one factor is determinative of the type or amount of such additional payments to be provided and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. The Adviser has employed the Distributor to provide certain of the services noted above at no cost to the Fund or its shareholders.


                      CALCULATION OF YIELD AND TOTAL RETURN

     Current yield for the Fund will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Effective yield for the Fund will be calculated by determining the net changes, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

     Effective Yield: [(Base Period Return + 1)/(365/7)] - 1

     The yield for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.


     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years and since inception (up to the life of the Fund), calculated pursuant to the following formula:


                                P (1+T)(n) = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     The yield or total return for the Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yield or total return since it is based on historical data. Yield and total return are functions of portfolio quality, composition, maturity, and market conditions as well as the expenses allocated to a fund.

     The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., an independent service, which monitors the performance of mutual funds. Of course, past performance cannot be a guarantee of future results.


     The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by a Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments, which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are sold on a continuous basis by the Distributor, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. The Treasury Fund currently offers only Institutional Class Shares. The Prospectus contains a general description of how investors may buy shares of the Fund. Institutional Class Shares which are not subject to sales charges or a contingent deferred sales charge ("CDSC") are available only to certain investors. See the Institutional Class Prospectuses for more information. This SAI contains additional information which may be of interest to investors.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Trust to determine the value of its total net assets.

     The Fund may redeem any class of Shares involuntarily if redemption appears appropriate in light of the Fund's responsibilities under the 1940 Act.


     The Trust may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Trust of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Trust to determine the fair market value of its net assets.

     The Fund may redeem shares involuntarily if redemption appears appropriate in light of the Trust's responsibilities under the 1940 Act.


     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund may redeem the excess in kind. If shares are redeemed in kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described in the Prospectuses, and such valuation will be made as of the same time the redemption price is determined.

                                    EXPENSES

     Except for the expenses paid by the Adviser and Citi, the Fund bears all costs of its operations.

                        DETERMINATION OF NET ASSET VALUE


     NAV per share for the Fund is determined by Citi on each day the NYSE and the Federal Reserve Bank are open for trading (a "Business Day"). The NAV per share is calculated at and the close of Business Day or at 2:00 p.m. (Eastern time) whichever is earlier, Monday through Friday, on each Business Day, which excludes the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day Columbus Day and Veteran's Day. The NAV per share of each class of shares of the Fund is computed by dividing the net assets (i.e., the value of the assets less the liabilities) attributable to such class of shares by the total number of the outstanding shares of such class. All expenses, including fees paid to the Adviser, the Administrator and the Distributor are accrued daily and taken into account for the purpose of determining the net asset value.


     As indicated under "Fund Share Valuation" in the Prospectuses, the Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Fund would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing shareholders of the Fund, would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of 13 months or less and invest only in Eligible Securities determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The extent of any deviations from $1.00 per share will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a NAV per share by using available market quotations.


     Securities of the Fund for which market quotations are available are valued at latest prices. Securities for which the primary market is a national securities exchange are valued at last reported sales price. Securities traded on NASDAQ are valued at the "Official Closing Price" as reported by NASDAQ. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt securities maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Trustees and are based on yields or prices of securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Board of Trustees.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Subject to policies established by the Trust's Board of Trustees, the Adviser is responsible for the Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best execution, taking into account the broker's general execution and operational facilities, the type of transaction involved and other factors. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

     The Adviser may, in circumstances in which two or more brokers are in a position to offer comparable results for a portfolio transaction of the Fund, give preference to a broker that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received may be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Contracts, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by brokers through whom the Adviser places securities transactions for the Fund may be used by the Adviser in servicing its other accounts, and not all of these services may be used by the Adviser in connection with advising the Fund. In so allocating portfolio transactions, the Adviser may, in compliance with Section 28(e) of the Exchange Act, cause the Trust to pay an amount of commission that exceeds the amount of commission that another broker would have charged for effecting the same transaction.

     Purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities and other debt obligations are traded on a net basis and do not involve brokerage commissions. The costs associated with executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase obligations from underwriting syndicates of which the Distributor or affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Persons affiliated with the Adviser, the Fund or Citi may also act as a broker for the Fund under certain conditions in accordance with the provisions of a rule under the 1940 Act.

     PORTFOLIO TURNOVER. Changes may be made in the portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. It is anticipated that the annual portfolio turnover rate normally will not exceed the amounts stated in the Fund's Prospectus. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.

                  DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

     It is the policy of the Trust ("Disclosure Policies"), with respect to the Fund, to disclose to the general public the portfolio holdings of the Fund (1) in regular public filings made with the SEC and (2) in response to a request from a regulatory or other governmental entity. The Fund will also provide information regarding portfolio holdings to service providers as necessary to duties to be performed for the Fund. Such service providers include fund accountants and administrator (i.e., Citi), investment adviser and custodian (Trustmark), independent public accountants (KPMG LLP), attorneys (Drinker Biddle and Reath LLP), securities lending agent (J.P. Morgan Chase) and underwriter (Performance Funds Distributor, Inc.). The disclosure of portfolio holdings information for a legitimate business purpose of the Registrant or that may be included in its marketing materials must be so disclosed with a lag time between the date of the information and the date of disclosure of no less than 15 days, and which may be as frequently as daily with no lag time. Neither the Fund nor any service provider to the Fund may disclose material information about the Fund's holdings, trading strategies implemented or to be implemented in the Fund or about pending transactions in the Fund to other third parties except that information about portfolio holdings may be made available to such third parties:


     - Through disclosure in the Fund's latest annual or semi-annual report or Form N-Q;

     - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old;

     - On the Fund's website, provided that the Fund has disclosed in its Prospectus that such information will be available on its website; or

     -    When the fund has a legitimate business purpose for doing so, and

               -    the recipients are subject to a confidentiality agreement;
                    or

               - the Board has determined that the policies of the recipient are adequate to protect the information that is disclosed; or

               - the information that is disclosed is at least at least 15 days old.

     Such disclosures shall be authorized by the President or Chief Compliance Officer of the Adviser and shall be reported periodically to the Board.

     In addition, the Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to the disclosure policy or impose additional restrictions on the disclosure of information beyond those found in the disclosure policy.

     Neither the Fund nor the Adviser, may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. The Board of Trustees has approved the disclosure policy and will review any material changes to the disclosure policy, and shall periodically review persons or entities receiving such information. The Board of Trustees may, on a case-by-case basis, authorize the disclosure of information as an exception to the Fund's Disclosure Policies or impose additional restrictions on the disclosure of information beyond those found in the Fund's Disclosure Policies.


     Portfolio holdings information made available to third parties for which the Fund has a legitimate business purpose ("non-standard service providers") include ratings agencies and other qualified financial professionals, which are currently Lipper Analytical Services, Moody's Investors Service, Morningstar, Standard & Poor's Rating Service and Bloomberg. The foregoing non standard-service providers list may be revised at any time and will be updated with each year's annual filing of the SAI.


                              FEDERAL INCOME TAXES


     The following summarizes certain additional tax considerations generally affecting the Fund and it's shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.


     The discussions of the federal tax consequences in the Prospectuses and this Statement of Additional Information are based on the Internal Revenue Code (the "Code") and the laws and regulations issued thereunder as in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     FEDERAL - GENERAL INFORMATION. The Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, the Fund generally is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for corporate income tax. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.


     In addition to satisfaction of the Distribution Requirement, the Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies or not income derived from an interest in a qualified publicly traded partnership. Also, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities (including equity securities of a qualified publicly traded partnership) of such issuer), and no more than 25% of the value of the Fund's total assets may be invested (i) in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), (ii) in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or
(iii) in the securities of one or more qualified publicly traded partnerships. The Fund intends to comply with these requirements.


     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, the shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits and corporate shareholders may be eligible for the dividends received deduction.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

     STATE AND LOCAL TAXES. Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

     TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS AND PFICS. The tax principles applicable to transactions in financial instruments that may be engaged in by the Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.


     In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                          SHARES OF BENEFICIAL INTEREST

     Performance Funds Trust was organized as a Delaware business trust on March 11, 1992, and consists of multiple separate portfolios or series, ten of which are offered in this SAI. The Board of Trustees may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid and non-assessable.


     The Fund offers Institutional Class Shares. Purchases may be made through an authorized broker or financial institution, including the Fund, by mail or by wire. Call 1-800-737-3676, or contact your sales representative, broker-dealer or bank to obtain more information about the Fund's classes of shares.

     Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder's investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder's investment in the Fund. Under the Fund's Trust Instrument, the Boards of Trustees are authorized to create new portfolios or classes without the approval of the shareholders of the applicable Fund. Each share will have a pro rata interest in the assets of the Fund portfolios to which the shares of that series relates, and will have no interest in the assets of any other Fund portfolio. In the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a series with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class. The Fund's Board of Trustees is also authorized to create new classes without shareholder approval. When certain matters affect one class but not another, the shareholders would vote as a class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or other Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the fund involved. Additionally, approval of the Advisory Contract is a matter to be determined separately by each fund. Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other funds to approve the proposal as to those funds. As used in the Prospectus and in this SAI, the term "majority", when referring to approvals to be obtained from shareholders of the Fund or class means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or proxy, or
(ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Trust may dispense with annual meetings of shareholders in any year in which it is not required to elect trustees under the 1940 Act. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a Trustee is requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in that Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

                                OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

Householding. Shareholders will receive mailings of the shareholder report and Prospectuses on a regular basis. To reduce Fund expenses, related shareholders will be identified and mailed only one document. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800-737-3676.

THE PROSPECTUSES AND THIS SAI ARE NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THE PROSPECTUSES AND THIS SAI.

                                    CUSTODIAN


     Trustmark National Bank, 248 E Capitol Street, RM 580, Jackson, MS 39201-2503 acts as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as Custodian, Trustmark National Bank receives an asset-based fee and transaction charges.

                            SECURITIES LENDING AGENT


     The Fund has retained J.P. Morgan Chase as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of the Fund.


                                  LEGAL COUNSEL

     Drinker Biddle & Reath LLP serves legal counsel for the Trust and the Trust's Independent Trustees. The address of Drinker Biddle & Reath is One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     KPMG LLP ("KPMG"), 191 West Nationwide Blvd., Suite 500, Columbus, Ohio 43215, is the independent registered public accounting firm for the Fund beginning in the current fiscal year ending May 31, 2007. KPMG provides financial auditing services as well as certain tax return preparation services for the Fund.

                                   APPENDIX A

     The following is a description of the ratings by Moody's and Standard & Poor's.

                         MOODY'S INVESTORS SERVICE, INC.

     Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     UNRATED: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

     Suspension or withdrawal may occur if new and material circumstances arise the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1 and B-1

                          STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Corporation ("S&P"). Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


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

Appendix B

                                Performance Funds
                               Proxy Voting Policy

It is the policy of the Board of Trustees of Performance Funds (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser's general management of the portfolio, subject to the Board's continuing oversight. The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

The right to vote a proxy with respect to portfolio securities held in portfolios of Performance Funds (the "Funds") is an asset of the Funds. Each adviser to whom authority to vote on behalf of the Funds is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Reporting

EACH ADVISER MUST INCLUDE IN ITS BOARD PRESENTATION MATERIALS ONCE EACH YEAR A report of proxies, with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds, indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

Subadvisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder or by the Investment Company Act of 1940, as amended, and the rules promulgated thereunder.


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

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.


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

                          Trustmark Investment Advisors
                             Proxy Voting Procedures

The Firm's Policy & Procedures Manual regarding proxy voting provides:

     Subject to the adoption of procedures or guidelines by the Board or specific written direction from a client, proxy voting shall be the responsibility of the Investment Committee, which may delegate such aspects of this responsibility as it may consider appropriate to designated officers or employees of the Firm.

These procedures are adopted by the Investment Committee (the "Committee") pursuant to the policy cited above.

1. Evaluation and Voting

The President of the Firm may designate one or more employees of the Firm (the "designated employee") to review each proxy received by the Firm which the Firm has the responsibility to vote. The designated employee will review the issues presented by the proxy and, where it is appropriate to do so will vote the proxy in accordance with the proxy voting guidelines.

If the proxy presents issues not addressed in the proxy voting guidelines or the designated employee believes that one or more issues presented by the proxy should not be voted as indicated by the guidelines, the designated employee will prepare a memorandum with respect to the proxy setting out:

     -    the issue presented;

     - the interests of the Firm or of affiliates of the Firm, if any, in the issue;

     -    the interest of the client accounts in the issue presented and

     -    a recommendation for voting the proxy.

The memorandum will include a record of all external conversations and copies of all other materials that were material to the evaluation and recommendation made by the designated employee.

The memorandum will be presented to the President who will:

     -    direct that the proxy be voted as recommended by the memorandum;

     -    return the memorandum for further consideration; or

     - in the case of a potential conflict of interest or basic disagreement about the voting of the proxy, submit the memorandum to the Committee for direction with respect to the voting of the proxy.

It is the responsibility of the President of the Firm to ensure that proxies are voted timely and in the manner he or she directs.

The President will submit a report to the Committee setting out those proxies that have been voted since the last meeting of the Committee.


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

CONFLICTS OF INTEREST

The Firm will maintain a list of those companies which issue publicly traded securities and with which the Firm or its affiliates have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between the Firm and its clients. Examples of such a relationship include:

     - Companies affiliated with directors, or immediate family members of directors of the Firm or of affiliates of the Firm;

     - Companies affiliated with officers, or immediate family members of officers of the Firm or affiliates of the Firm;

     - Companies that maintain significant business relationships with the Firm or with affiliates of the Firm, or with which the Firm or an affiliate of the Firm is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed to the Committee for its consideration. The Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, the Firm's commitment to vote proxies in the best interests of client accounts, how the proxy will be handled. If it is appropriate to do so, the Committee may direct the President:

     - to vote the proxy in accordance with voting guidelines adopted by the Firm and in force at the time the proxy was received,

     - employ an outside service provider to advise in the voting of the proxy,

     - employ an outside service provider to vote the proxy on behalf of the Firm and its clients, or

     - decline to vote the proxy because the cost of addressing the potential conflict of interest is greater than the benefit to the clients of voting the proxy.

2. Delegation of Proxy Voting

In the alternative, if it believes such an arrangement is reasonably designed to ensure that the Firm will vote client securities in the best interest of the clients and will avoid material conflicts between the Firm and its clients, the Committee may recommend to the Board one or more unaffiliated service providers (the "designated providers") either to advise the Firm with respect to voting proxies, or to which the Firm may delegate the responsibility for voting proxies which the Firm has the responsibility to vote. The designated provider will review the issues presented by each proxy and, will vote the proxy on behalf of the Firm in accordance with its proxy voting guidelines.

3. REPORTING

The President of the Firm will submit a report to the Committee of each proxy voted by the Firm since the last meeting of the Committee. Where an outside service provider has been involved either to advise the Firm with respect to voting of the proxy or to vote the proxy on behalf of the Firm, the President will submit a separate report to the Committee including reports, memoranda or other materials received from the outside service provider relating to the voting of proxies.


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

                          Trustmark Investment Advisors
                             Proxy Voting Guidelines

Section 1.7 of the Investment Adviser Co. Policies & Procedures Manual provides:

     It is the policy of the Firm that, absent compelling reasons why a proxy should not be voted, all proxies relating to client securities should be voted.

The key element underlying any evaluation of the interest of an advisory account in an issue presented to the shareholders of the company is the effect, if any, a proposal could have on the current or future value of the investment. While the Firm will evaluate each issue on its merits, the following are guidelines generally followed in voting proxies:

Management Proposals

To the extent that management's proposals do not infringe on stockholder rights, the Firm will generally support their position. Management sponsored resolutions can be grouped into five main categories: Standard Proposals, Capitalization Proposals, Non-Salary Compensation Programs, Anti-Takeover Measures and Miscellaneous Corporate Governance Matters.

     I. STANDARD PROPOSALS

     The Firm will generally support management's proposals to:

          -    Elect or re-elect members of the board of directors

          -    Select outside auditors

          -    Set the annual meeting date and location

          -    Eliminate preemptive rights or dual classes of stock

          -    Establish dividend reinvestment plans

          -    Provide cumulative voting for directors

          -    Indemnify directors, officers and employees

          -    Change the corporate name

     II. CAPITALIZATION PROPOSALS

     The Firm will generally support proposals to:

          -    Increase the authorized number of common shares

          -    Adjust of par value

          -    Establish flexible schedules of preferred dividends

          -    Repurchase shares

          -    Authorize stock splits or stock dividends

          -    Establish anti-greenmail measures

     III. NON-SALARY COMPENSATION PROGRAMS

     The Firm will generally support stock or other non-salary compensation plans that afford incentives based on performance, as opposed to risk-free rewards, including:

          -    Performance incentives

          -    Stock option plans


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

          -    Stock purchase or stock ownership plans

          -    Thrift/Profit Sharing plans

     However, the Firm tends to not support plans that:

          -    Cause excessive dilution

          -    Award options at deep discount to the market

     IV. ANTI-TAKEOVER MEASURES

     The Firm believes that charter and by-law amendments designed to thwart takeover attempts sometimes undermining the prospects for realizing maximum appreciation, and thus, not always in the best interest of shareholders. The Firm will evaluate the following anti-takeover measures on a case-by-case basis:

          -    Fair pricing procedures

          -    Super majority rules

          -    Board classification

          -    Bars to written consent

          -    Incumbent-entrenchment measures

          -    Re-incorporation measures

          -    Control share measures

          -    Poison Pill resolutions

     V. MISCELLANEOUS CORPORATE GOVERNANCE MATTERS

     The Firm will generally support proposals to:

          -    Limit directors' liability

          -    Authorize indemnification agreements

          -    Meet SEC/NASD quorum requirements

          -    Reorganize as a holding company

SHAREHOLDER PROPOSALS

The Firm recognizes that shareholders regularly make various proposals which they perceive as offering social (and, at times, economic) benefits to both the corporation and its shareholders. While the Firm acknowledges that economic and social considerations are often closely intertwined, in most cases the management group and elected directors are best positioned to make corporate decisions on these proposals.

The Firm generally supports management's position on shareholder proposals presented by proxy.


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

ORLEANS CAPITAL MANAGEMENT (THE "COMPANY")

PROXY VOTING. DOL Interpretive Bulletin 94-2 (see Section XXIII) provides a summary of proxy voting duties for ERISA plan assets. The Chief Compliance Officer (CCO) will review this Bulletin prior to the Company exercising proxy voting rights in regard to any ERISA plan assets under management.

               1. PROXY VOTING POLICIES

     The Company shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The Company shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Company shall establish a proxy voting committee. This committee will be responsible for voting proxies in the best interests of the Company's clients. The CCO will be the chair of this committee and will be the person responsible for its decisions on proxy voting and shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

               2. PROXY VOTING PROCEDURES

     a. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the CCO for the client's account will be responsible for voting the proxies related to that account.

     b. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the CCO.

     c. Prior to voting, the CCO will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).


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

     d. The CCO will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

     e. The CCO will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed in the proper client's file and becomes a permanent part of the records of the Company.

     f. On an ongoing basis, the CCO will monitor corporate management of issuers whose securities are held by clients whose accounts he or she manages and where appropriate will communicate with the management of such issuers.

     g.   Periodically, the CCO will:

          1. Verify that all annual proxies for the securities held in the clients managed by the Company have been received;

          2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

          3. Report to the client how each proxy sent to Company on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

          4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

          5. Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures.

PRF-SAI 1006


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